UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 15, 2016

HCA HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-11239	27-3865930
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Park Plaza, Nashville, Tennessee	37203
(Address of Principal Executive Offices)	(Zip Code)

(615) 344-9551

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Senior Secured Term Loan Credit Facility

On August 15, 2016, HCA Inc., a direct, wholly owned subsidiary of HCA Holdings, Inc., entered into a joinder agreement (the “Joinder Agreement”) to refinance a portion of its existing senior secured term B-4 loan credit facility maturing on May 1, 2018 and pay related fees and expenses with a new $1.2 billion senior secured term B-7 loan credit facility maturing on February 15, 2024 (the “Tranche B-7 Term Loan Facility”) on substantially the same terms as its existing senior secured term B-6 loan credit facility, other than (i) borrowings under the Tranche B-7 Term Loan Facility will bear interest at LIBOR plus an applicable margin of 2.75% or a base rate plus an applicable margin of 1.75%, (ii) amortization payments on the aggregate principal amount of the Tranche B-7 Term Loan Facility are equal to 0.25% payable at the end of each fiscal quarter, commencing with the fiscal quarter ending December 31, 2016 and (iii) any prepayment of term loans under the Tranche B-7 Term Loan Facility in connection with a repricing transaction occurring on a date that is prior to the date that is six months after the effective date of the Joinder Agreement will be subject to a prepayment premium equal to 1.00% of the principal amount of any such term loans.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Joinder Agreement, a copy of which is filed as Exhibit 4.1 hereto and incorporated herein by reference.

Issuance of $1,200,000,000 aggregate principal amount of senior secured notes

Overview

On August 15, 2016, HCA Inc. (the “Issuer”), a direct, wholly owned subsidiary of HCA Holdings, Inc. (the “Parent Guarantor”), completed the public offering of $1,200,000,000 aggregate principal amount of its 4.500% Senior Secured Notes due 2027 (the “Notes”), each guaranteed on a senior unsecured basis by the Parent Guarantor and on a senior secured basis by certain of the Issuer’s subsidiaries (together with the Parent Guarantor, the “Guarantors”). The Notes have been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Issuer’s and the Guarantors’ shelf registration statement on Form S-3, filed on January 13, 2015, as amended by Post-Effective Amendment No. 1, filed on March 1, 2016 (File No. 333-201463) (the “Registration Statement”), as supplemented by the prospectus supplement dated August 8, 2016, previously filed with the Securities and Exchange Commission under the Securities Act.

On August 15, 2016, the Notes were issued pursuant to an Indenture, dated as of August 1, 2011 (the “Base Indenture”), among the Issuer, the Parent Guarantor, Law Debenture Trust Company of New York, as trustee (the “Trustee”), and Deutsche Bank Trust Company Americas, as registrar, paying agent and transfer agent (the “Registrar”), as amended and supplemented by the Supplemental Indenture No. 16, dated as of August 15, 2016, among the Issuer, the Guarantors, the Trustee and the Registrar, relating to the Notes (together with the Base Indenture, the “Indenture”).

Net proceeds from the offering of the Notes, after deducting underwriter discounts and commissions and estimated offering expenses, are estimated to be approximately $1.186 billion. The Issuer intends to use the net proceeds from the offering of the Notes to refinance a portion of its existing term loan B-4 facility and for general corporate purposes.

The following is a brief description of the terms of the Notes and the Indenture.

Maturity and Interest Payment Dates

The Notes will mature on February 15, 2027. Interest on the Notes will be payable semi-annually, on February 15 and August 15 of each year, commencing on February 15, 2017, to holders of record on the preceding February 1 and August 1, as the case may be.

Ranking

The Notes are the Issuer’s senior obligations and: (i) rank senior in right of payment to any of its existing and future subordinated indebtedness, (ii) rank equally in right of payment with any of its existing and future senior indebtedness, (iii) are effectively senior in right of payment to any unsecured indebtedness to the extent of the collateral securing the Notes, (iv) are effectively equal in right of payment with indebtedness under its cash flow credit facility and the existing first lien notes to the extent of the collateral securing such indebtedness, (v) are effectively subordinated in right of payment to all indebtedness under its asset-based revolving credit facility to the extent of the shared collateral securing such indebtedness, and (vi) are structurally subordinated in right of payment to all existing and future indebtedness and other liabilities of its non-guarantor subsidiaries (other than indebtedness and liabilities owed to it or one of its subsidiary guarantors).

Guarantees

The Notes are fully and unconditionally guaranteed on a senior unsecured basis by the Parent Guarantor and on a senior secured basis by each of the Issuer’s existing and future direct or indirect wholly owned domestic subsidiaries that guarantees its obligations under its senior secured credit facilities (except for certain special purpose subsidiaries that only guarantee and pledge their assets under the Issuer’s asset-based revolving credit facility).

Security

The Notes and related subsidiary guarantees are secured by first-priority liens, subject to permitted liens, on certain of the assets of the Issuer and the subsidiary guarantors that secure the Issuer’s cash flow credit facility and the existing first lien notes on a pari passu basis, including: (i) capital stock of substantially all wholly owned first-tier subsidiaries of the Issuer or of subsidiary guarantors of the existing first lien notes (but limited to 65% of the voting stock of any such wholly-owned first-tier subsidiary that is a foreign subsidiary); and (ii) substantially all tangible and intangible assets of the Issuer and each subsidiary guarantor, other than (1) other properties that do not secure the Issuer’s senior secured credit facilities, (2) deposit accounts, other bank or securities accounts and cash, (3) leaseholds and motor vehicles; provided that, with respect to the portion of the collateral comprised of real property, the Issuer will have up to 90 days following the issue date of the Notes to complete those actions required to perfect the first-priority lien on such collateral and (4) certain receivables collateral that only secures the Issuer’s asset-based revolving credit facility, in each case subject to exceptions, and except that the lien on properties defined as “principal properties” under the Issuer’s existing indenture dated as of December 16, 1993 so long as such indenture remains in effect, will be limited to securing a portion of the indebtedness under the Notes, the Issuer’s cash flow credit facility and the existing first lien notes that, in the aggregate, does not exceed 10% of the Issuer’s consolidated net tangible assets.

The Notes and the related subsidiary guarantees will be secured by second-priority liens, subject to permitted liens, on certain receivables of the Issuer and the subsidiary guarantors that secure the Issuer’s asset-based revolving credit facility on a first-priority basis.

In the event the Notes have investment grade ratings from both Moody’s Investors Service, Inc. and Standard & Poor’s Ratings Services, the collateral securing the Notes and the related subsidiary guarantees will be released. In addition, to the extent the collateral is released as security for the Issuer’s senior secured credit facilities, it will also be released as security for the Notes and for the related subsidiary guarantees.

Covenants

The Indenture contains covenants limiting the Issuer’s and certain of its subsidiaries’ ability to: (i) create liens on certain assets to secure debt, (ii) engage in certain sale and lease-back transactions, (iii) sell certain assets and (iv) consolidate, merge, sell or otherwise dispose of all or substantially all of its assets. These covenants are subject to a number of important limitations and exceptions.

Certain of these covenants will cease to apply and others will be modified in the event that either (i) the Notes have investment grade ratings from both Moody’s Investors Service, Inc. and Standard & Poor’s Ratings Services or (ii) the collateral is released as security for the senior secured credit facilities.

Optional Redemption

The Indenture permits the Issuer to redeem some or all of the Notes at any time at the redemption prices set forth in the Indenture.

Change of Control

Upon the occurrence of a change of control, as defined in the Indenture, each holder of the Notes has the right to require the Issuer to repurchase some or all of such holder’s Notes at a purchase price in cash equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to the repurchase date.

Events of Default

The Indenture also provides for events of default which, if any of them occurs, would permit or require the principal of and accrued interest on the Notes to become or to be declared due and payable.

Intercreditor Arrangements

First Lien Intercreditor Agreement

Bank of America, N.A., as collateral agent for the holders of the Notes, the existing first lien notes and obligations under the cash flow credit facility (the “First Lien Collateral Agent”), Bank of America, N.A., as authorized representative of the lenders under the cash flow credit facility (the “Administrative Agent”), and Law Debenture Trust Company of New York, as authorized representative of the holders of the existing first lien notes, entered into a First Lien Intercreditor Agreement, dated as of April 22, 2009, with respect to the collateral (the “Collateral”) that secures the cash flow credit facility, the existing first lien notes and the Notes and may secure additional first lien obligations (“Additional First Lien Obligations”) permitted to be incurred under the Issuer’s debt instruments and designated as Additional First Lien Obligations for purposes of the First Lien Intercreditor Agreement, the Security Agreement and the Pledge Agreement. The Notes and related subsidiary guarantees became subject to the First Lien lntercreditor Agreement as of August 15, 2016.

Additional Receivables Intercreditor Agreement

In addition, the First Lien Collateral Agent and Bank of America, N.A., as collateral agent (the “ABL Collateral Agent”) in connection with the asset-based revolving facility, entered into an Additional Receivables Intercreditor Agreement, dated as of August 15, 2016, by which the Notes are given the same ranking, rights and obligations with respect to certain receivables collateral that secures the asset-based revolving credit facility on a first-priority basis and the Notes, cash flow credit facility and the existing first lien notes on a second-priority basis.

The foregoing descriptions of the Notes, the Indenture (including the forms of the Notes) and Security and Intercreditor Agreements are qualified in their entirety by the terms of such agreements. Please refer to such agreements, which are incorporated herein by reference and attached hereto as Exhibits 4.2 through 4.8.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this report is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

4.1	Joinder Agreement No. 3, dated as of August 15, 2016, by and among HCA Inc., as borrower, the guarantors party thereto, Bank of America, N. A., as administrative agent and collateral agent and the lenders party thereto.

4.2	Form of Indenture of HCA Inc. (filed as Exhibit 4.2 to the Registrant’s Registration Statement on Form S-3 (File No. 333-175791) and incorporated herein by reference)

4.3	Supplemental Indenture No. 16, dated as of August 15, 2016, among HCA Inc., HCA Holdings, Inc., the subsidiary guarantors named therein, Law Debenture Trust Company of New York, as trustee, and Deutsche Bank Trust Company Americas, as paying agent, registrar and transfer agent

4.4	Form of Global Notes representing the Notes (included in Exhibit 4.3)

4.5	Security Agreement, dated as of November 17, 2006, and amended and restated as of March 2, 2009, among HCA Inc., the subsidiary pledgors party thereto and Bank of America, N.A. as collateral agent (filed as Exhibit 4.10 to the Registrant’s Annual Report on Form 10-K filed on March 4, 2009, and incorporated herein by reference)

4.6	Pledge Agreement, dated as of November 17, 2006, and amended and restated as of March 2, 2009, among HCA Inc., the subsidiary pledgors party thereto and Bank of America, N.A., as collateral agent (filed as Exhibit 4.11 to the Registrant’s Annual Report on Form 10-K filed on March 4, 2009, and incorporated herein by reference)

4.7	First Lien Intercreditor Agreement, dated as of April 22, 2009, among Bank of America, N.A., as collateral agent, Bank of America, N.A. as authorized representative under the cash flow credit facility, and Law Debenture Trust Company of New York, as authorized representative for the holders of the existing first lien notes (filed as Exhibit 4.5 to the Registrant’s Current Report on Form 8-K filed on April 28, 2009 and incorporated herein by reference)

4.8	Additional Receivables Intercreditor Agreement, dated as of August 15, 2016, by and between Bank of America, N.A., as ABL Collateral Agent, and Bank of America, N.A., as First Lien Collateral Agent

5.1	Opinion of Simpson Thacher & Bartlett LLP

5.2	Opinion of Robert A. Waterman, Senior Vice President and General Counsel to HCA Inc.

23.1	Consent of Simpson Thacher & Bartlett LLP (included in Exhibit 5.1)

23.2	Consent of Robert A. Waterman, Senior Vice President and General Counsel to HCA Inc. (included in Exhibit 5.2)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HCA HOLDINGS, INC. (Registrant)

/s/ David G. Anderson
David G. Anderson Senior Vice President – Finance

Date: August 15, 2016

EXHIBIT INDEX

Exhibit No.	Description

4.1	Joinder Agreement No. 3, dated as of August 15, 2016, by and among HCA Inc., as borrower, the guarantors party thereto, Bank of America, N. A., as administrative agent and collateral agent and the lenders party thereto.

4.2	Form of Indenture of HCA Inc. (filed as Exhibit 4.2 to the Registrant’s Registration Statement on Form S-3 (File No. 333-175791) and incorporated herein by reference)

4.3	Supplemental Indenture No. 16, dated as of August 15, 2016, among HCA Inc., HCA Holdings, Inc., the subsidiary guarantors named therein, Law Debenture Trust Company of New York, as trustee, and Deutsche Bank Trust Company Americas, as paying agent, registrar and transfer agent

4.4	Form of Global Notes representing the Notes (included in Exhibit 4.3)

4.5	Security Agreement, dated as of November 17, 2006, and amended and restated as of March 2, 2009, among HCA Inc., the subsidiary pledgors party thereto and Bank of America, N.A. as collateral agent (filed as Exhibit 4.10 to the Registrant’s Annual Report on Form 10-K filed on March 4, 2009, and incorporated herein by reference)

4.6	Pledge Agreement, dated as of November 17, 2006, and amended and restated as of March 2, 2009, among HCA Inc., the subsidiary pledgors party thereto and Bank of America, N.A., as collateral agent (filed as Exhibit 4.11 to the Registrant’s Annual Report on Form 10-K filed on March 4, 2009, and incorporated herein by reference)

4.7	First Lien Intercreditor Agreement, dated as of April 22, 2009, among Bank of America, N.A., as collateral agent, Bank of America, N.A. as authorized representative under the cash flow credit facility, and Law Debenture Trust Company of New York, as authorized representative for the holders of the existing first lien notes (filed as Exhibit 4.5 to the Registrant’s Current Report on Form 8-K filed on April 28, 2009 and incorporated herein by reference)

4.8	Additional Receivables Intercreditor Agreement, dated as of August 15, 2016, by and between Bank of America, N.A., as ABL Collateral Agent, and Bank of America, N.A., as First Lien Collateral Agent

5.1	Opinion of Simpson Thacher & Bartlett LLP

5.2	Opinion of Robert A. Waterman, Senior Vice President and General Counsel to HCA Inc.

23.1	Consent of Simpson Thacher & Bartlett LLP (included in Exhibit 5.1)

23.2	Consent of Robert A. Waterman, Senior Vice President and General Counsel to HCA Inc. (included in Exhibit 5.2)